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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549



                                   FORM 8-K

               CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):  MARCH 6, 1997



                             THE FINISH LINE, INC.
            (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


          DELAWARE                     0-20184                 35-1537210
(STATE OR OTHER JURISDICTION   (COMMISSION FILE NUMBER)    (IRS EMPLOYER
 OF INCORPORATION)                                          IDENTIFICATION NO.)

        3308 N. MITTHOEFFER ROAD                                   46236
          INDIANAPOLIS, INDIANA                                  (ZIP CODE)
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

      REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (317) 899-1022

                                      NONE
         (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

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ITEM 8.   CHANGE IN FISCAL YEAR.

     Pursuant to a resolution of the Board of Directors of The Finish Line, Inc. (the "Company") dated March 4, 1997, in which the Board approved and ratified a change in the Company's fiscal year end, the Company, commencing with the quarter ended March 1, 1997, changed to a more commonly used "Retail" calendar. The Company's fiscal year will now end on the Saturday closest to the last day of February. In order to effect this change, the quarter and fiscal year ended Saturday, March 1, 1997 included one more day than it otherwise would have. Because of this change, the Company's fourth quarter and fiscal year ended March 1, 1997 included the same number of days (91 days for the fourth quarter and 366 days for the fiscal year) when compared to the prior fiscal year because the prior fiscal year's results included the "leap" day Thursday, February 29, 1996. The new fiscal year end will be reflected in the Company's Form 10-K Annual Report for the fiscal year ended March 1, 1997.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                               THE FINISH LINE, INC



Dated:  March 6, 1997          By:/S/ STEVEN J. SCHNEIDER
                                  -----------------------
                                      Steven J. Schneider,
                                      Vice President - Finance and
                                      Chief Financial Officer


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